Exhibit 10.1

Execution Version

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of March 11, 2015, by and among Champions Oncology, Inc., a Delaware corporation with headquarters located at One University Plaza, Suite 307, Hackensack, NJ 07601 (the “Company”), and the investors listed on the Schedule of Purchasers (the “Schedule of Purchasers”) as attached here to as Exhibit A (individually, an “Investor” and collectively, the “Investors”).

BACKGROUND

A.           The Company and each Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act.

B.           Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of units (the “Units”) set forth next to each such Investor’s name on the Schedule of Purchasers as attached here to as Exhibit A, each such Unit consisting of (i) one (1) share (each, a “Share”) of the common stock, par value $0.001 per share, of the Company (the “Common Stock”) and (ii) one (1) warrant, in substantially the form attached hereto as Exhibit B (the “Warrants”), to acquire fifty-five one-hundredths (0.55) of a share of Common Stock (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants issued to the Investors, collectively, the “Warrant Shares”), at a purchase price per Unit of $0.40 (the “Per Unit Price”).

C.           The Units, Shares, the Warrants and the Warrant Shares issued or issuable pursuant to this Agreement are collectively referred to herein as the “Securities.”

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE I

DEFINITIONS

1.1           Closing. Subject to the terms and conditions of this Agreement, on the Closing Date, each Investor shall severally, and not jointly, purchase, and the Company shall sell and issue to each Investor, that number of Units as calculated in accordance with Recital B of this Agreement and in the respective amounts set forth on the Schedule of Purchasers as attached hereto as Exhibit A in exchange for a payment by such Investor of the Per Unit Price multiplied by the number of Units set forth on such Schedule of Purchasers. The date and time of the Closing shall be 9:30 a.m., New York City time, on the Closing Date, or such other date agreed to between the Company and the holders of a majority in interest of the Shares. The Closing shall take place at the offices of the Company’s Counsel or such other location agreed to between the Company and the holders of a majority in interest of the Shares.

1.2           Exercise of Investor Put Right.

(a)          Subject to adjustments pursuant to Section 1.2(b), if any, upon the occurrence of a Put Option Trigger Event, each Investor shall have the right to elect to require the Company to acquire, severally and not jointly, from such Investor the Shares held by such Investor (the “Put Shares”) for an amount equal to the number of Put Shares times the Per Share Price (the “Put Right”). An Investor may exercise their Put Right by delivering written notice to the Company (the “Put Option Exercise Notice”) within thirty (30) days of a Put Option Trigger Event (the “Put Option Exercise Deadline”), which shall indicate (x) the total number of Put Shares to be acquired from the exercising Investor and (y) the Business Day on which the closing of the purchase of the Put Shares subject to the Put Option Exercise Notice shall occur (the “Put Option Closing”); provided, however, that the Put Option Closing shall occur at least five (5) Business Days following the Put Option Exercise Deadline and no later than ninety (90) Business Days following the Put Option Exercise Deadline.

(b)          In the event that the Company does not have sufficient Legally Available Cash (as defined below) to satisfy all of its put right obligations in this Agreement and the Amended and Restated Prior Agreements, the Put Right for an Investor shall be limited to a number of Put Shares (“Adjusted Put Shares”) equal to the following (rounded to the nearest whole number):

APS = [(X * [(A*Y) / ((A*Y)+(B*Z)+(C*W))]] / Y

APS = Adjusted Put Shares

X = Legally Available Cash

A = total number of Put Shares that an Investor elects to have repurchased pursuant to such Investor’s Put Right in connection with the relevant Put Option Triggering Event

B = total number of put shares that 2011 Investors elect to have repurchased pursuant to such investors’ put rights in the Amended and Restated 2011 Purchase Agreement in connection with the relevant Put Option Triggering Event

C = total number of put shares that 2013 Investors elect to have repurchased pursuant to such investors’ put rights in the Amended and Restated 2013 Purchase Agreement in connection with the relevant Put Option Triggering Event

Y = Per Share Price

Z = Per Share Price (as defined in the 2011 Amended and Restated Purchase Agreement)

W = Per Share Price (as defined in the 2013 Amended and Restated Purchase Agreement)

2

“Legally Available Cash” means the maximum of amount of cash that the Company is legally permitted (as determined by an opinion of counsel) to spend on the repurchase of shares of Common Stock from the Investors, the 2011 Investors and/or the 2013 Investors, whether or not such maximum amount of cash is then actually available to the Company.  If there are no legal restrictions on the repurchase of Common Stock held by the Investors, the 2011 Investors and/or the 2013 Investors, then “Legally Available Cash” shall be deemed to be in excess of the amount necessary to satisfy all of the Company’s put right obligations under this Agreement and the Amended and Restated Prior Agreements, and as such this clause (b) shall not apply.

As set forth in Section 5.1(r) hereof, the 2011 Investors and the 2013 Investors shall be subject to the same limitations (the “Prior SPA Limitations”) on their respective put rights as set forth in this Section 1.2(b), and the foregoing limitations set forth in this Section 1.2(b) with respect to adjusting the Investors’ Put Shares shall only apply in the event all of the Prior SPA Limitations are not otherwise waived or amended.

(c)          The Put Right shall terminate for any Investor if one of the following events has occurred:

(i)          (A) the daily VWAP of the Common Stock is greater than or equal to three hundred and seventy-five percent (375%) of the Per Share Price for any consecutive forty trading-day period (the “Measurement Period”) and (B) the daily volume traded in Common Stock has averaged at least 250,000 shares during such Measurement Period, provided that such daily volume shall be adjusted proportionately to account for any stock splits or reverse stock splits of the Common Stock;

(ii)         (A) the Company completes an offering of its Common Stock registered under the Securities Act with gross proceeds to the Company of at least fifteen million dollars ($15,000,000) at a price per share that equals or exceeds three hundred and seventy-five percent (375%) of the Per Share Price and (B) the resale of the Shares held by the Investors at such time is registered on an effective registration statement under the Securities Act;

(iii)        a sale by one of the Investors of twenty-five percent (25%) of the Shares held by such Investor, provided, however, that a sale by such Investor will only affect such Investor and will not affect the Put Right of any other Investor;

(iv)        NEA, Battery and the Company consent in writing to terminate the Put Right, which such combined consent shall operate to terminate the Put Right for all Investors under this Agreement, provided that if NEA’s Put Right has terminated, only Battery’s consent shall be required for purposes of this Section 1.2(c)(iv), and if Battery’s Put Right has terminated, only NEA’s consent shall be required for purposes of this Section 1.2(c)(iv);

(v)         if NEA’s and Battery’s Put Right have both terminated (other than pursuant to a consent to termination pursuant to Section 1.2(c)(iv)), the Investors, other than NEA and Battery, holding a majority of all the Shares held by all such non-NEA and non-Battery Investors and the Company consent in writing to terminate the Put Right; or

(vi)        subject to Section 1.2(c)(iv), with respect to each Investor, if such Investor and the Company consent in writing to terminate such Investor’s Put Right.

3

(d)          Put Option Closing. Upon the terms and subject to the satisfaction or waiver of the conditions set forth herein, the Company shall purchase from each Investor subject to a Put Option Exercise Notice, severally, but not jointly, at the Put Option Closing, the number of Put Shares to be purchased from such Investor in accordance with Section 1.2(a). Each Put Option Closing shall occur at 10:00 a.m., New York City time, on the date specified in the Put Option Exercise Notice (or such later date as is mutually agreed to by the Company and each Investor) after notification of satisfaction (or waiver) of the conditions to such Closing set forth in Section 5 below at the offices of Company Counsel, or such other place as the Company and the affected Investor may agree. The date on which any such Closing occurs is hereinafter referred to herein as a “Put Option Closing Date.”

1.3           Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Adjusted Put Shares” has the meaning set forth in Section 1.2(b).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Agent” has the meaning set forth in Section 3.1(q).

“Agreement” has the meaning set forth in the Preamble.

“Amended and Restated Prior Agreements” means the Amended and Restated 2011 Purchase Agreement and the Amended and Restated 2013 Purchase Agreement.

“Amended and Restated 2011 Purchase Agreement” means the 2011 Purchase Agreement, as amended and restated on or prior to the Closing Date pursuant to Section 5.1(r) hereof.

“Amended and Restated 2013 Purchase Agreement” means the 2013 Purchase Agreement, as amended and restated on or prior to the Closing Date pursuant to Section 5.1(r) hereof.

“Battery” means Battery Ventures IX, L.P. together with Battery Investment Partners IX, LLC.

“Bloomberg” means Bloomberg Financial Markets.

“Board of Directors” means the Company’s board of directors.

“Business Day” means any day other than Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the City of New York are authorized or required by law or other governmental action to close.

“Certain Investors” mean the Investors together with the investors that are a party to the Prior Securities Purchase Agreements.

4

“Change of Control” means the occurrence of any one or more of the following events: (a) the sale or other disposition to an unrelated party of all or substantially all of the assets of the Company, in one transaction or a series of transactions (other than financing arrangements), or (b) a merger, consolidation or share exchange involving the Company and any other person or entity (other than for the purposes of reincorporation), in which the Company or one of its subsidiaries is not the surviving entity, after approval of the Board of Directors.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 1.1.

“Closing Date” shall mean the third Business Day following the execution of this Agreement, or such other time as shall be mutually agreed to by the Company and each Investor, but in any event not prior to the date that the conditions for closing set forth below have been satisfied or waived by the appropriate parties.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” has the meaning set forth in the Preamble.

“Company” has the meaning set forth in the Preamble.

“Company Counsel” means Epstein Becker & Green, P.C., counsel to the Company.

“Company Party” has the meaning set forth in Section 4.15.

“Contingent Obligation” has the meaning set forth in Section 3.1(i).

“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

“Disclosure Materials” has the meaning set forth in Section 3.1(f).

“Disclosure Schedules” means each of the following schedules to this Agreement: Schedule 3.1(h) (Capitalization; Debt Schedule), Schedule 3.1(k) (Compliance), Schedule 3.1(o) (Registration Rights) and Schedule 3.1(p) (Fees).

“8-K Filing” has the meaning set forth in Section 4.1(c).

“Environmental Laws” has the meaning set forth in Section 3.1(v).

“Evaluation Date” has the meaning set forth in Section 3.1(ff).

“Equity Incentive Plans” has the meaning set forth in Schedule 3.1(h).

“Exchange” means the NYSE or Nasdaq Global Market or, if listing on neither of these stock markets is available, on the NYSE MKT or Nasdaq Capital Market.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

5

“Exercise Price” has the meaning set forth in the Warrants.

“FCPA” means the U.S. Foreign Corrupt Practices Act of 1977, as amended.

“FDA” means U.S. Food and Drug Administration.

“FINRA” means Financial Industry Regulatory Authority.

“409A Plan” has the meaning set forth in Section 3.1(h).

“GAAP” means United States generally accepted accounting principles applied on a consistent basis during the periods involved.

“Governmental Authority” means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any stock exchange, securities market or self-regulatory organization.

“Governmental Requirement” means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, license or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

“Hazardous Materials” has the meaning set forth in Section 3.1(v).

“Indebtedness” has the meaning set forth in Section 3.1(i).

“Insolvent” has the meaning set forth in Section 3.1(hh).

“Intellectual Property” means any U.S. or foreign patents, patent rights, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Investor” has the meaning set forth in the Preamble.

“Investor Party” has the meaning set forth in Section 4.14.

“Key Employee” has the meaning set forth in Section 3.1(m).

“Legally Available Cash” has the meaning set forth in Section 1.2(b).

6

“Lien” means, with respect to any Property, any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, or other lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing.

“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, reasonable attorneys’ fees.

“Material Adverse Effect” means an effect that is material and adverse to (i) the Business, (ii) the ability of the Company to perform its obligations under this Agreement or the other Transaction Documents (as defined below) or (iii) the rights and benefits to which an Investor is entitled under this Agreement and the other Transaction Documents.

“Material Contracts” means, as to the Company, any agreement required pursuant to Item 601 of Regulation S-B or Item 601 of Regulation S-K, as applicable, promulgated under the Securities Act to be filed as an exhibit to any report, schedule, registration statement or definitive proxy statement filed or required to be filed by the Company with the SEC under the Exchange Act or any rule or regulation promulgated thereunder, and any and all amendments, modifications, supplements, renewals or restatements thereof.

“Material Permits” has the meaning set forth in Section 3.1(z).

“Measurement Period” shall have the meaning set forth in Section 1.2(c)(i).

“NEA” means New Enterprise Associates 14, Limited Partnership

“OFAC” means the Office of Foreign Assets Control of the U.S. Treasury Department.

“Options” means any outstanding rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

“OTCBB” has the meaning set forth in Section 3.1(aa).

“Outside Date” means the thirtieth day following the date of this Agreement.

“PAR” means PAR Investment Partners, L.P., a Delaware Limited Partnership.

“Per Share Price” shall mean the Per Unit Price, as adjusted for any dividend, stock split, reverse stock split, split-up or other distribution on shares of Common Stock.

“Per Unit Price” shall have the meaning set forth in the preamble.

“Person” has the meaning set forth in Section 3.1(i).

“Pre-Notice” has the meaning set forth in Section 4.3(a).

“Presentations” has the meaning set forth in Section 3.1(mm).

7

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the Over-the-Counter Bulletin Board.

“Prior Securities Purchase Agreements” means, each and jointly, the 2011 Purchase Agreement and the 2013 Purchase Agreement.

“Prior SPA Limitations” has the meaning set forth in Section 1.2(b).

“Prior Warrants” means, each and jointly, the warrants issued in connection with the Prior Securities Purchase Agreements.

“Pro Rata Share” means, with respect to an Investor, the ratio determined by dividing (i) the number of Units purchased hereunder by such Investor by (ii) the aggregate number of Units purchased hereunder by all of the Investors.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, a partial proceeding, such as a deposition), whether commenced or threatened in writing.

“Projections” has the meaning set forth in Section 3.1(rr).

“Property” means property and/or assets of all kinds, whether real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto).

“Purchase Price” shall have the meaning set forth in Section 5.2(c)(i).

“Put Option Closing” shall have the meaning set forth in Section 1.2(a).

“Put Option Closing Date” shall have the meaning set forth in Section 1.2(d).

“Put Option Exercise Notice” shall have the meaning set forth in Section 1.2(a).

“Put Option Trigger Event” shall mean the occurrence of any of the following events: (i) any Change of Control of the Company, or (ii) the sale or exclusive license of substantially all of the Company’s assets, or similar transaction, involving all or substantially all of the Company’s assets.

“Put Right” shall have the meaning set forth in Section 1.2(a).

“Put Shares” shall have the meaning set forth in Section 1.2(a).

“Registrable Securities” has the meaning specified in the 2015 Amended and Restated Registration Rights Agreement.

“Regulation D” has the meaning set forth in the Preamble.

“Reserved Amount” has the meaning set forth in Section 4.7(a).

8

“Rule 144” and “Rule 424” means Rule 144 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” has the meaning set forth in the Preamble.

“SEC Reports” has the meaning set forth in Section 3.1(f).

“Securities” has the meaning set forth in the Preamble.

“Securities Act” has the meaning set forth in the Preamble.

“Shares” has the meaning set forth in the Preamble.

“Stockholder Consent” has the meaning set forth in Section 5.1(t).

“Subsequent Financing” means any planned issuance by the Company or any of its Subsidiaries of Common Stock, common stock equivalents, indebtedness or a combination of units thereof for cash consideration, except for public offerings of Common Stock or other securities of the Company that are registered under the Securities Act.

“Subsequent Financing Share” means a fraction, the numerator of which is the number of Shares purchased by such Investor pursuant to this Agreement held by such Investor on the date of a Pre-Notice (as defined in Section 4.3(a)), and the denominator of which is the total number of Shares issued to all Investors pursuant to the terms of this Agreement outstanding on the date of such Pre-Notice.

“Subsidiaries” or “Subsidiary” means the direct or indirect subsidiaries of the Company.

“Threshold Amount” means, with respect to each Investor, such Investor (i) has sold greater than or equal to twenty-five percent (25%) of the Shares it purchases on the Closing Date or (ii) owns less than 10% of the Company’s outstanding Common Stock.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed or quoted on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that if the Common Stock is not listed or quoted as set forth in (i), (ii) or (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” on any date means the Over-the-Counter Bulletin Board or whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, NASDAQ Capital Market or the NASDAQ Global Market on which the Common Stock is listed or quoted for trading on the date in question.

9

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Warrants, the Transfer Agent Instructions, the 2015 Amended and Restated Registration Rights Agreement and any confidentiality agreement entered into between the Company and any Investor.

“Transfer Agent” means Mountain Share Transfer, LLC, located at P.O. Box 191767, Atlanta, GA 31119, or any successor transfer agent for the Company.

“Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit F, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

“2011 Investors” means collectively, the several investors party to the 2011 Purchase Agreement.

“2013 Investors” means collectively, the several investors party to the 2013 Purchase Agreement.

“2011 Purchase Agreement” means the Securities Purchase Agreement between the Company and certain investors dated March 24, 2011.

“2013 Purchase Agreement” means the Securities Purchase Agreement between the Company and certain investors dated January 28, 2013.

“2013 Threshold Amount” means, with respect to each investor to the 2013 Purchase Agreement, such investor (i) has sold greater than or equal to twenty-five percent (25%) of the Shares it purchases on the closing date of the 2013 Purchase Agreement or (ii) owns less than 10% of the Company’s outstanding Common Stock.

“2015 Amended and Restated Registration Rights Agreement” means the 2015 Amended and Restated Registration Rights Agreement attached hereto as Exhibit C.

“Units” has the meaning set forth in the Preamble.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a stock exchange, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the stock exchange on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Investors of a majority in interest of the Shares then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

10

“Warrants” has the meaning set forth in the Preamble.

“Warrant Share Deficiency” has the meaning set forth in Section 4.7(a).

“Warrant Shares” has the meaning set forth in the Preamble.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF EACH INVESTOR

2.1           Representations and Warranties of the Investors. Each Investor hereby, as to itself only and for no other Investor, represents and warrants to the Company as follows:

(a)          Authorization; Enforceability. Such Investor (if an entity) is duly and validly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization as set forth below such Investor’s name on the signature page hereof with the requisite power and authority to purchase the Shares and Warrant to be purchased by it hereunder and to execute and deliver this Agreement and the other Transaction Documents to which it is a party. This Agreement constitutes, and upon execution and delivery thereof, each other Transaction Document to which such Investor is a party will constitute, such Investor’s valid and legally binding obligation, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) general principles of equity.

(b)          Accredited Investor. Such Investor (i) is an “accredited investor” as that term is defined in Rule 501 of Regulation D and (ii) is acquiring the Securities in the ordinary course of its business, solely for its own account, and not with a view to the public resale or distribution of all or any part thereof, except pursuant to sales that are registered under the Securities Act or are exempt from the registration requirements of, the Securities Act and does not have any agreement or understanding with any person to distribute any of the Securities; provided, however, that, in making such representation, such Investor does not agree to hold the Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition.

(c)          Information. The Company has, prior to the Execution Date, provided such Investor with information regarding the business, operations and financial condition of the Company and has, prior to the Execution Date, granted to such Investor the opportunity to ask questions of and receive satisfactory answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Securities hereunder, as such Investor deems relevant in making an informed decision with respect to its investment in the Securities. Such Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the risks of the proposed investment in the Securities, and has so evaluated the merits and risks of such investment. Such Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment. Neither such information nor any other investigation conducted by such Investor or any of its representatives shall modify, amend or otherwise affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.

11

(d)          General Solicitation. Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or any other general solicitation or general advertisement.

(e)          Limitations on Disposition. Such Investor acknowledges that, except as provided in the Amended and Restated Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

(f)          Legend. Such Investor understands that the certificates representing the Securities may, if required under applicable securities laws, bear at issuance a restrictive legend in substantially the following form:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and may not be offered, transferred, pledged, hypothecated, sold or otherwise disposed of unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under the Securities Act and applicable state securities laws is available in connection with such offer or sale.”

Such legend may be removed in accordance with the provisions of Section 4.10 hereof.

(g)          Reliance on Exemptions. Such Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of such Investor set forth in this Section 2 in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Securities.

(h)          Non-Affiliate Status; Common Stock Ownership. Other than Battery, Joel Ackerman and Ronnie Morris, such Investor is not an Affiliate of the Company or of any other Investor and is not acting in association or concert with any other Person in regard to its purchase of the Securities or otherwise in respect of the Company. Except for the Investors identified in the sentence above, such Investor’s investment in the Securities is not for the purpose of acquiring, directly or indirectly, control of, and it has no intent to acquire or exercise control of, the Company or to influence the decisions or policies of the Board of Directors.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMAPNY

3.1           Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Investors (which representations and warranties shall be deemed to apply, where appropriate, to any Subsidiary of the Company) that, except as expressly set forth on the Disclosure Schedules to this Agreement, as of the Execution Date and as of the Closing Date:

12

(a)          Organization and Qualification. The Company and each Subsidiary is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(b)          Subsidiaries. The Company owns or controls, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien, and all issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. The Company or its Subsidiaries have the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company.

(c)          Authorization; Consents. The Company has the requisite corporate authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and no further consent or action is required by the Company, its Board of Directors, its stockholders, any Governmental Authority or organization (except as may be required under the 2015 Amended and Restated Registration Rights Agreement and as required under federal and state securities laws), or any other person or entity is required (pursuant to any rule of FINRA or otherwise).

(d)          Due Execution; Enforceability. This Agreement and each of the Transaction Documents to which it is a party has been (or upon delivery will be) duly executed by the Company and constitutes and, upon the execution and delivery thereof by the Company, this Agreement and each other Transaction Document will constitute the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) general principles of equity.

13

(e)          Government Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration, or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the offer, sale or issuance of any of the Securities or the consummation of any other transaction contemplated hereby, except for the following: (i) the filing of a Form D under Rule 506 of the Securities Act, which shall be filed by the Company promptly following the Closing; and (ii) the compliance with applicable state securities laws, which compliance will have occurred within the appropriate time periods therefor. Assuming that the representations of the Investors set forth in Section 2.1 above are true and correct, the offer, sale and issuance of the Securities in conformity with the terms of this Agreement shall be exempt from the registration requirements of Section 5 of the Securities Act and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

(f)          SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve (12) months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension and has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two (2) years preceding the date hereof. Such reports required to be filed by the Company under the Exchange Act during the two (2) years preceding the date of this Agreement, including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed or furnished by the Company under the Exchange Act during the two (2) years preceding the date of this Agreement, whether or not any such reports were required being collectively referred to herein as the “SEC Reports” and, together with this Agreement and the Disclosure Schedules, the “Disclosure Materials.” The Company is not aware of any event occurring or expected to occur on or prior to the Closing Date (other than the transactions effected hereby and quarterly releases of financial results) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after the Closing. As of their respective dates (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), the SEC Reports filed by the Company complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing) by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All documents required to be filed as exhibits to the SEC Reports have been filed as required. Except as set forth in the Disclosure Materials, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business which, under GAAP, are not required to be reflected in the financial statements included in the Disclosure Materials and which, individually or in the aggregate, are not material to the business or financial condition of the Company. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing). Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present the consolidated financial position of the Company and its Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. All Material Agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or identified in the SEC Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the SEC.

14

(g)          Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in the SEC Reports and is not so disclosed and would have or reasonably be expected to result in a Material Adverse Effect.

(h)          Capitalization; Debt Schedule. The capitalization of the Company as of the date hereof, including its authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company’s stock option plans and agreements, the number of shares issuable and reserved for issuance pursuant to securities (other than the Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares initially to be reserved for issuance upon exercise of the Warrants, is set forth on Schedule 3.1(h) hereto. All issued and outstanding shares of capital stock of the Company have been, or upon issuance will be, validly issued, fully paid and non-assessable. No shares of the capital stock of the Company were issued in violation of preemptive rights or any other similar rights of security holders of the Company or any Liens created by or through the Company. Except as disclosed on Schedule 3.1(h) or as contemplated herein, there are no outstanding preemptive rights, rights of first refusal, shareholder rights, options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company, or arrangements by which the Company is or may become (as a result of the transactions contemplated hereby or the other Transaction Documents or otherwise) bound to issue additional shares of capital stock of the Company (whether pursuant to anti-dilution, “reset” or other similar provisions). Except as set forth on Schedule 3.1(h), the issuance and sale of the Securities will not result in a right of any holder of outstanding securities of the Company to adjust the exercise, conversion, exchange or reset price under any outstanding securities. None of the 2011 Investors or 2013 Investors (other than parties to this Agreement) have any preemptive or participation rights pursuant to the Amended and Restated Prior Agreements, and no such rights are applicable to the transactions contemplated by this Agreement. Immediately following the Closing, the Company shall have issued and sold to NEA at least a majority of the Securities the Company is permitted to issue under this Agreement. The Company believes in good faith that any “nonqualified deferred compensation plan” (as such term is defined under Section 409A(d)(1) of the Code and the guidance thereunder) under which the Company makes, is obligated to make or promises to make, payments (each, a “409A Plan”) complies in all material respects, in both form and operation, with the requirements of Section 409A of the Code and the guidance thereunder. To the knowledge of  the Company, no payment to be made under any 409A Plan is, or will be, subject to the penalties of Section 409A(a)(1) of the Code.

15

(i)          Indebtedness. Except as disclosed in the SEC Reports, as of the date hereof, neither the Company nor any Subsidiary: (i) has any outstanding Indebtedness (as defined below); (ii) is in violation of any term of or is in default under any contract, agreement or instrument relating to any Indebtedness, and (iii) is a party to any contract, agreement or instrument relating to any Indebtedness. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof and any other legal entity.

(j)          Securities; Stockholder Consents. The Securities (including the Warrant Shares) shall be duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and will not be subject to preemptive or similar rights of stockholders (other than those imposed by the Investors). The Company has received the Stockholder Consent, which provides sufficient authorization as required under the Delaware General Corporation Law necessary for the Company to amend its certificate of incorporation to increase the Company’s authorized number of shares of Common Stock to an amount sufficient for the Company to satisfy its obligations with respect to securities that it has issued and will issue pursuant to this Agreement, including one hundred percent (100%) of the Warrant Shares, and such Stockholder Consent is irrevocable and legally binding in accordance with the terms thereof.

16

(k)          Compliance. Except as set forth in Schedule 3.1(k), the Company is not in violation of any provisions of its charter, bylaws or any other governing document or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which it is a party or by which it or any of its Property is bound, or in violation of any provision of any Governmental Requirement applicable to it, except for any violation or default under any such instrument or contract or any violation of any provision of a Governmental Requirement that, in either such case, has not had or would not reasonably be expected to have a Material Adverse Effect. The (i) execution, delivery and performance of this Agreement and the other Transaction Documents, and (ii) consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Shares and the Warrants and the reservation for issuance and issuance of the Warrant Shares) will not result in any violation of any provisions of the Company’s charter, Bylaws or any other governing document or in a default under any provision of any instrument or contract to which it is a party or by which it or any of its Property is bound, or in violation of any provision of any Governmental Requirement applicable to the Company or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any Lien upon any assets of the Company.

(l)          No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby do not, and will not, (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Agreement (including any of the Prior Securities Purchase Agreements), or any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject or by which any property or asset of the Company or any Subsidiary are bound or affected, except to the extent that such violation would not reasonably be expected to have a Material Adverse Effect.

(m)          Financial Condition; Taxes; Litigation.

(i)          Since November 30, 2014, except as disclosed in the SEC Reports, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or changed its auditors, except as disclosed in its SEC Reports, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, in their capacities as such, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, except for the repurchase of shares of Common Stock from employees, consultants or service providers in connection with the termination of services pursuant to agreements with the Company providing for such repurchase right, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to Company stock-based plans in existence as of the date of this Agreement.

17

(ii)         The Company has duly and timely filed all federal, state, county, local and foreign tax returns required to have been filed by it and there are in effect no waivers of applicable statutes of limitations with respect to taxes for any year. There are no federal, state, county, local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid federal, state, country, local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable federal, state, local or foreign governmental agency.

(iii)        Except as disclosed in the SEC Reports, there is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending or to the Company’s knowledge, currently threatened (i) against the Company or any director, executive officer (as defined in Rule 501(f) of the Securities Act) (each, a “Key Employee”) or any other officer of the Company arising out of their employment or board relationship with the Company; (ii) to the Company’s knowledge, that questions the validity of the Transaction Documents or the right of the Company to enter into them, or to consummate the transactions contemplated by the Transaction Documents; (iii) to the Company’s knowledge, that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; or (iv) which the Company intends to initiate. Neither the Company nor, to the Company’s knowledge, any of its officers, directors or Key Employees is a party or is named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality (in the case of officers, directors or Key Employees, such as would affect the Company). The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened in writing (or any basis therefor known to the Company) involving the prior employment of any of the Company’s employees, their services provided in connection with the Company’s business, any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers.

(n)          Intellectual Property.

(i)          The Company owns, free and clear of claims or rights or any other Person, with full right to use, sell, license, sublicense, dispose of, and bring actions for infringement of, or, to the knowledge of the Company, has acquired licenses or other rights to use, all Intellectual Property necessary for the conduct of its business as presently conducted (other than with respect to software which is generally commercially available and not used or incorporated into the Company’s products and open source software which may be subject to one or more “general public” licenses). All works that are used or incorporated into the Company’s services, products or services or products actively under development and which is proprietary to the Company was developed by or for the Company by the current or former employees, consultants or independent contractors of the Company or its predecessors in interest or purchased or licensed by the Company or its predecessors in interest.

18

(ii)         The business of the Company as presently conducted and the production, marketing, licensing, use and servicing of any products or services of the Company do not, to the knowledge of the Company, infringe or conflict with any patent, trademark, copyright, or trade secret rights of any third parties or any other Intellectual Property of any third parties in any material respect. The Company has not received written notice from any third party asserting that any Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company and, to the Company’s knowledge, there is no valid basis for any such claim (whether or not pending or threatened).

(iii)        No claim is pending or, to the Company’s knowledge, threatened against the Company nor has the Company received any written notice or other written claim from any Person asserting that any of the Company’s present or contemplated activities infringe or may infringe in any material respect any Intellectual Property of such Person and the Company is not aware of any infringement by any other Person of any material rights of the Company under any Intellectual Property Rights.

(iv)        All licenses or other agreements under which the Company is granted Intellectual Property (excluding licenses to use software utilized in the Company’s internal operations and which is generally commercially available) are in full force and effect and, to the Company’s knowledge, there is no material default by any party thereto. The Company has no reason to believe that the licensors under such licenses and other agreements do not have and did not have all requisite power and authority to grant the rights to the Intellectual Property purported to be granted thereby.

(v)         All licenses or other agreements under which the Company has granted rights to Intellectual Property to others (including all end-user agreements) since January 1, 2009, are in full force and effect, unless otherwise terminated in accordance with the terms of such licenses or arrangements, there has been no material default by the Company thereunder and, to the Company’s knowledge, there is no material default by any other party thereto.

(vi)        The Company has taken all steps required in accordance with commercially reasonable business practice to establish and preserve its ownership in its owned Intellectual Property and to keep confidential all material technical information developed by or belonging to the Company which has not been patented or copyrighted. The Company is not making any material unlawful use of any Intellectual Property of any other Person, including, without limitation, any former employer of any past or present employees of the Company. To the Company’s knowledge, neither the Company nor any of its employees has any agreements or arrangements with former employers of such employees relating to any Intellectual Property of such employers, which materially interfere or conflict with the performance of such employee’s duties for the Company or result in any former employers of such employees having any rights in, or claims on, the Company’s Intellectual Property. Each current employee of the Company and each former employee of the Company who was hired after January 1, 2011 has executed agreements regarding confidentiality, proprietary information and assignment of inventions and copyrights to the Company, each independent contractor or consultant of the Company has executed agreements regarding confidentiality and proprietary information, and the Company has not received written notice that any employee, consultant or independent contractor is in violation of any agreement or in breach of any agreement or arrangement with former or present employers relating to proprietary information or assignment of inventions. Without limiting the foregoing: (i) the Company has taken reasonable security measures to guard against unauthorized disclosure or use of any of its Intellectual Property; and (ii) the Company has no reason to believe that any Person (including, without limitation, any former employee or consultant of the Company) has unauthorized possession of any of its Intellectual Property, or any part thereof, or that any Person has obtained unauthorized access to any of its Intellectual Property. The Company is in compliance in all material respects with its obligations pursuant to all agreements relating to Intellectual Property rights that are the subject of licenses granted by third parties, except for any non-compliance that has not had or would not reasonably be expected to have a Material Adverse Effect.

19

(o)          Registration Rights. Except as described in Schedule 3.1(o), the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not expired or been satisfied or waived.

(p)          Fees. Except as set forth on Schedule 3.1(p), the Company is not obligated to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby. The Company will indemnify and hold harmless each Investor from and against any claim by any person or entity alleging that, as a result of any agreement or arrangement between such Person and the Company, such Investor is obligated to pay any such compensation, fee, cost or related expenditure in connection with the transactions contemplated hereby or the other Transaction Documents.

(q)          No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company has engaged MTS Securities, Inc. as its placement agent (the “Agent”) in connection with the sale of the Securities. Other than the Agent, the Company has not engaged any other placement agent or other agent in connection with the sale of the Securities and the Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commission (other than for persons engaged by any Investor or its investment advisor) relating to or arising out of the issuance of the Securities pursuant to this Agreement.

(r)          Private Placement; Investment Company; U.S. Real Property Holding Corporation. Neither the Company nor, to the Company’s knowledge, any of its Affiliates or, any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six (6) months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 2.1, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors as contemplated hereby. The Company is not required to be registered as, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company is not required to be registered as a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

20

(s)          Foreign Corrupt Practices. Neither the Company nor any of the Company’s directors, officers, employees or agents have, directly or indirectly, made, offered, promised or authorized any payment or gift of any money or anything of value to or for the benefit of any “foreign official” (as such term is defined in the FCPA), foreign political party or official thereof or candidate for foreign political office for the purpose of (i) influencing any official act or decision of such official, party or candidate, (ii) inducing such official, party or candidate to use his, her or its influence to affect any act or decision of a foreign governmental authority, or (iii) securing any improper advantage, in the case of (i), (ii) and (iii) above in order to assist the Company or any of its affiliates in obtaining or retaining business for or with, or directing business to, any person. Neither the Company nor any of its directors, officers, employees or agents have made or authorized any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of funds or received or retained any funds in violation of any law, rule or regulation. The Company further represents that it has maintained, and has caused each of its subsidiaries and affiliates to maintain, systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA or any other applicable anti-bribery or anti-corruption law. Neither the Company, or, to the Company’s knowledge, any of its officers, directors or employees are the subject of any allegation, voluntary disclosure, investigation, prosecution or other enforcement action related to the FCPA or any other anti-corruption law.

(t)          Employee Relations. Neither the Company nor any Subsidiary is a party to any collective bargaining agreement or employs any member of a union, and to the knowledge of the Company, no such agreement is imminent. The Company believes that its relations with its employees are as disclosed in the SEC Reports. Except as disclosed in the SEC Reports, as of the date hereof, no executive officer of the Company or any Subsidiary has notified the Company or any Subsidiary that such officer intends to leave the Company or a Subsidiary, as applicable, or otherwise terminate such officer’s employment with the Company or a Subsidiary, as applicable. To the knowledge of the Company, as of the date hereof, no executive officer of the Company or any Subsidiary is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters. There is no material claim, litigation or administrative proceeding pending or, to the Company’s knowledge, threatened or contemplated, against the Company or, to the Company’s knowledge, against any officer, director or employee of the Company in connection with such person’s employment therewith. The employment of each employee of the Company is terminable at the will of the Company. Except as required by law, upon termination of the employment of any such employees, no severance or other payments will become due, and the Company has no policy, practice, plan or program of paying severance pay or any form of severance compensation in connection with the termination of employment services.

21

(u)          Labor Matters. The Company and each Subsidiary is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Each of the Company’s Key Employees is currently serving in the capacity described in the SEC Reports. The Company has no knowledge of any fact or circumstance (including without limitation (i) the terms of any agreement to which such person is a party or any litigation in which such person is or may become involved and (ii) any illness or medical condition that could reasonably be expected to result in the disability or incapacity of such person) that would limit or prevent any such person from serving in such capacity on a full-time basis in the foreseeable future, or of any intention on the part of any such person to limit or terminate his or her employment with the Company.

(v)         Environmental Laws. The Company and each Subsidiary (i) is in compliance with any and all applicable Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(w)          Employee Benefit Plans. Each employee benefit plan maintained, established or sponsored by the Company, or which the Company participates in or contributes to, is in compliance with the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Company has made all required contributions and has no liability to any such employee benefit plan, other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA, and has complied in all material respects with all applicable laws for any such employee benefit plan.

(x)          Insurance. The Company has in full force and effect fire and casualty insurance policies by insurers of recognized financial responsibility with extended coverage, sufficient in amount (subject to reasonable deductions) to allow it to replace any of its properties that might be damaged or destroyed. The Company and each Subsidiary has not received any written notice that the Company will not be able to renew its existing insurance coverage as and when such coverage expires. The Company and each Subsidiary believes it will be able to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business. No notice of cancellation has been received for any of such policies and the Company reasonably believes that is in compliance with all of the terms and conditions thereof The Company has no reason to believe that it will not be able to renew any existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue doing business as currently conducted without a significant increase in cost, other than normal increases in the industry. Without limiting the generality of the foregoing, the Company maintains Director’s and Officer’s insurance in an amount deemed to be reasonable and appropriate by the Company’s Board of Directors.

22

(y)          Title to Assets. Neither the Company nor any Subsidiary owns real property. The Company and each Subsidiary has good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens that would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect. Any real property and facilities held under lease by the Company or any Subsidiary, as applicable, is held by it under valid, subsisting and enforceable leases of which the Company and each Subsidiary is in material compliance.

(z)          Regulatory Permits. The Company and each Subsidiary possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted (“Material Permits”), except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any written notice of proceedings relating to the revocation or modification of any Material Permit. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

(aa)         Exchange Act Registration; Listing. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is quoted on the Over-the-Counter Bulletin Board (“OTCBB”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the SEC, FINRA or the OTCBB is contemplating terminating such registration or quotation, except to the extent that the Company has resolved the issues raised in any such notification.

(bb)         Listing and Maintenance Requirements. The Company has not, in the twelve (12) months preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

(cc)         Investment Company Status. The Company is not, and immediately after receipt of payment for the Shares and the Warrants issued under this Agreement will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act, and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(dd)         Transfer Taxes. No stock transfer or other taxes (other than income taxes) are required to be paid in connection with the issuance and sale of any of the Securities, other than such taxes for which the Company has established appropriate reserves and intends to pay in full on or before the Closing.

23

(ee)         Sarbanes-Oxley Act. The Company is in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof. The Company maintains internal accounting controls, policies and procedures, and such books and records as are reasonably designed to provide reasonable assurance that (i) all transactions to which the Company is a party or by which its properties are bound are effected by a duly authorized employee or agent of the Company, supervised by and acting within the scope of the authority granted by the Company’s senior management; (ii) the recorded accounting of the Company’s consolidated assets is compared with existing assets at regular intervals; and (iii) all transactions to which the Company is a party, or by which its properties are bound, are recorded (and such records maintained) in accordance with all Governmental Requirements and as may be necessary or appropriate to ensure that the financial statements of the Company are prepared in accordance with GAAP.

(ff)         Internal Accounting Controls. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or would reasonably be likely to materially affect, the Company’s internal control over financial reporting

(gg)         Embargoed Person. None of the funds or other assets of the Company shall constitute property of, or shall be beneficially owned, directly or indirectly, by any person subject to trade restrictions under United States law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. § 1701 et seq., the Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated under any such United States laws (each, an “Embargoed Person”), with the result that the investments evidenced by the Securities are or would be in violation of law. No Embargoed Person shall have any interest of any nature whatsoever in the Company with the result that the investments evidenced by the Securities are or would be in violation of law. None of the funds or other assets of the Company shall be derived from any unlawful activity with the result that the investments evidenced by the Securities are or would be in violation of law.

24

(hh)         Solvency. The Company is not, as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be, Insolvent. For purposes of this Section 3.1(hh), “Insolvent” means (a) the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total Indebtedness, (b) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (c) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (d) the Company has an unreasonably small amount of capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

(ii)         OFAC. Neither the Company nor any Subsidiary nor, to the Company’s Knowledge, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by OFAC; and the Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(jj)         Transactions With Affiliates and Employees. Except as set forth or incorporated by reference in the SEC Reports, as of the date hereof, none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or to any presently contemplated transaction with the Company that would be required to be reported on Form 10-K by Item 13 thereof pursuant to Regulation S-K Item 404(a) (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the Company’s knowledge, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

(kk)         Customers and Suppliers. Except as set forth in the Disclosure Materials, the relationships of the Company with its customers and suppliers are maintained on commercially reasonable terms. To the Company’s knowledge, no customer or supplier of the Company has any plan or intention to terminate its agreement with the Company, which termination would reasonably be expected to have a Material Adverse Effect.

25

(ll)         Regulatory Compliance.

(i)          The Company has operated and currently is in compliance in all material respects with applicable statutes, regulations, guidance and orders administered or enforced by the FDA and any other U.S. federal, state or local or foreign regulatory authority.  To the Company’s knowledge, there is no pending or threatened claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other action from the FDA or any other U.S. federal, state or local or foreign regulatory authority or court alleging that any operation, product or activity of the Company is in violation of any applicable law, rule or regulation.  The facilities used by the Company, the sites at which human clinical studies are conducted by the Company, and, to the Company’s knowledge, the sites at which human clinical studies are conducted on behalf of the Company or sponsored by the Company are not subject, as applicable, to any adverse inspection, finding of deficiency, finding of non-compliance, regulatory or warning letter, safety alert, mandatory or voluntary recall, investigation, Section 305 notice, or other compliance or enforcement action, from or by the FDA or any other U.S. federal, state or local or foreign regulatory authority.

(ii)         The clinical, non-clinical and other studies, tests and trials conducted by or on behalf of the Company, or sponsored by the Company, were and, if still pending, are to the Company’s knowledge, being conducted in all material respects in accordance with, as applicable, good laboratory practices, good clinical practices and the protocols submitted to the FDA or any other regulatory authority and to institutional review boards or their foreign equivalents, if any,  were and, if still pending, are to the Company’s knowledge being conducted in all material respects in accordance with standard medical and scientific research procedures and controls and all applicable U.S. federal, state and local and foreign laws, rules, and regulations, including, but not limited to, the U.S. Federal Food, Drug, and Cosmetic Act and its implementing regulations.  Neither the FDA nor any other regulatory authority has commenced, or to the Company’s knowledge, threatened to initiate, any action to terminate, delay or suspend any proposed or ongoing clinical investigation conducted or presently proposed to be conducted by or on behalf of the Company.  The Company has not received any written notice or correspondence from any institutional review board or foreign equivalent requiring the termination or suspension of a clinical study, conducted by or on behalf of the Company.

(iii)        To the Company’s knowledge, the results of all clinical and non-clinical tests provided to the Investors, if any, and whether orally, in writing or electronically, were true, complete and accurate in all material respects and did not omit any information known to the Company and necessary or material to understanding such results.

(iv)        The Company has not committed any act, made any statement or failed to make any statement that would breach the FDA’s policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991), and any amendments or other modifications thereto, with respect to statements or submissions made to the FDA if any, or any similar laws, rules, regulations or policies under the jurisdiction of any other regulatory authority with respect to statements or submissions made to any other regulatory authority.  Neither the Company nor, to the Company’s knowledge, any officer, employee or agent of the Company has been convicted of any crime or engaged in any conduct that would reasonably be expected to result in (i) debarment under 21 U.S.C. Section 335a or any similar state or foreign law or regulation or (ii) exclusion under 42 U.S.C. Section 1320a-7 or any similar state or foreign law or regulation, and neither the Company nor any such person has been so debarred or excluded.

26

(mm)         Disclosure. The representations, warranties and written statements contained in this Agreement and the other Transaction Documents and in the certificates, exhibits and schedules delivered to such Investor by the Company pursuant to this Agreement and the other Transaction Documents and in connection with such Investor’s due diligence investigation of the Company, do not contain any untrue statement of a material fact, and do not omit to state a material fact required to be stated therein or necessary in order to make such representations, warranties or statements not misleading in light of the circumstances under which they were made. Neither the Company nor any Person acting on its behalf or at its direction has provided such Investor with material non-public information. Following an 8-K Filing in accordance with Section 4.1(c) hereof, to the Company’s knowledge, such Investor will not possess any material non-public information concerning the Company. The Company acknowledges that such Investor is relying on the representations, acknowledgments and agreements made by the Company in this Section 3.1(mm) and elsewhere in this Agreement in making trading and other decisions concerning the Company’s securities. The Company has made available to the Investors all the information reasonably available to the Company that the Investors have requested for deciding whether to acquire the Securities, including slide show presentations (the “Presentations”). The Presentations were prepared in good faith; however, the Company does not warrant that it will achieve any results projected in the Presentations. It is understood that this representation is qualified by the fact that the Company has not delivered to the Investors, and has not been requested to deliver, a private placement or similar memorandum or any written disclosure of the types of information customarily furnished to purchasers of securities.

(nn)         Form S-1 Eligibility. The Company is eligible to register the Registrable Securities for resale by the Investors using Form S-1 under the Securities Act. The Company is subject to the reporting requirements of the Exchange Act, and has filed all reports required thereby. Provided none of the Investors is deemed to be an underwriter with respect to any shares, to the Company’s knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant’s consents) that reasonably could be expected to prohibit or delay the preparation and filing of a registration statement on Form S-1 that will be available for the resale of the Registrable Securities by the Investor.

(oo)         Acknowledgment Regarding Investors’ Purchase of Securities. Based upon the assumption that the transactions contemplated by this Agreement are consummated in all material respects in conformity with the Transaction Documents, the Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Investor or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investors’ purchase of the Securities. The Company further represents to each Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its advisors and representatives.

27

(pp)         Manipulation of Stock. Other than excepted activity under the Exchange Act or any action that is, directly or indirectly, in compliance with the U.S. securities laws, neither the Company, nor, to the Company’s knowledge, any of its officers, directors, employees or agents acting on behalf of the Company, has taken and will not take, directly or indirectly, any action that constituted, or any action designed to, or that might reasonably be expected to cause or result in or constitute, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or Warrant Shares or for any other purpose.

(qq)         No Additional Agreements. Except with respect to the convertible promissory notes dated December 1, 2014 issued by the Company to Joel Ackerman and Ronnie Morris, the Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(rr)         Projections. All budgets and financial models in respect of the Company (collectively, the “Projections”) and provided to the Investors, whether provided or updated orally, in writing or electronically, if any, have been diligently prepared and, to the knowledge of the Company, represents a realistic plan in relation to the future progress, expansion and development of the Company’s business. All factual information contained in the Projections was, when given, and is, at the date of this Agreement, true, complete and accurate in all material respects and not misleading. The financial forecasts, projections or estimates contained in the Projections have been diligently prepared, are fair, valid, reasonable, and have not been disproved in the light of any events or circumstances which have arisen subsequent to the preparation of the Projections up to the date of this Agreement. The assumptions upon which the Projections have been prepared have been carefully considered and are honestly believed to be reasonable, having regard to the information available and to the market conditions prevailing at the time of their preparation.

(ss)         Bad Actors. None of the Company or any Subsidiary, any of their predecessors, any affiliated issuer, any director, executive officer, other officer of the Company or any Subsidiary, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity is subject or will be subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) of the Securities Act.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1           The Company agrees with each Investor that the Company will:

(a)          file a Form D with respect to the Securities issued at the Closing as and when required under Regulation D and provide a copy thereof to such Investor promptly after such filing;

28

(b)           take such action as the Company reasonably determines upon the advice of counsel is necessary to qualify the Shares and Warrants for sale under applicable state or “blue-sky” laws or obtain an exemption therefrom, and shall promptly provide evidence of any such action to such Investor at such Investor’s request;

(c)          on or prior to 9:30 a.m. (eastern time) on the next Business Day following the Execution Date, file with the SEC a Current Report on Form 8-K (the “8-K Filing”) disclosing the material terms of this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, including as exhibits this Agreement and the other Transaction Documents. Thereafter, the Company shall timely file any filings and notices required by the SEC or applicable law with respect to the transactions contemplated hereby;

(d)          maintain its corporate existence in good standing;

(e)          maintain, keep and preserve all of its properties necessary in the proper conduct of its businesses in good repair, working order and condition (ordinary wear and tear excepted) and make all necessary repairs, renewals and replacements and improvements thereto, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(f)          pay or discharge before becoming delinquent (i) all taxes, levies, assessments and governmental charges imposed on it or its income or profits or any of its property and (ii) all lawful claims for labor, material and supplies, which, if unpaid, might become a Lien upon any of its property, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; provided, however, that the Company shall not be required to pay or discharge any tax, levy, assessment or governmental charge, or claim for labor, material or supplies, whose amount, applicability or validity is being contested in good faith by appropriate proceedings being diligently pursued and for which appropriate reserves have been established under GAAP;

(g)          comply with all Governmental Requirements applicable to the operation of its business, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(h)          comply with all agreements, documents and instruments binding on it or affecting its properties or business, including, without limitation, all Material Contracts, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(i)          provide each Investor with copies of all materials sent to its stockholders, in each such case at the same time as delivered to such stockholders;

(j)          timely file with the SEC all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination;

29

(k)          until the earlier of (i) effective date of the 2015 Initial Registration Statement (as such term is defined in the 2015 Amended and Restated Registration Rights Agreement), and (ii) the date upon which all Investors are able to sell all Shares in a 90 day period without volume or manner of sale limitations under Rule 144, take commercially reasonable steps to restrict each of the Company’s Chief Executive Officer and President from selling shares of Common Stock; and

(l)          use commercially reasonable efforts to maintain adequate insurance coverage (including D&O insurance) for the Company and each Key Employee.

4.2           Voting Rights.

(a)          The Company agrees that it shall not approve of or give effect to any of the actions listed below (by amendment, merger, consolidation or otherwise) without the written consent of NEA. Notwithstanding the foregoing, in the event that NEA meets the Threshold Amount, NEA’s consent is not required pursuant to this Section 4.2(a).

(i)          alter or change the rights, preferences or privileges of the Put Right;

(ii)         liquidate, dissolve or wind-up the business and affairs of the Company or consent to any of the foregoing;

(iii)        purchase, redeem or otherwise acquire any of (A) the Company’s equity securities (including warrants, options and other rights to acquire equity securities) or (B) the Securities, other than (1) a repurchase by the Company at the lower of cost or the fair market value pursuant to existing agreements, (2) the purchase of capital stock from certain stockholders approved by each of the Investors, (3) pursuant to an exercise of the Put Right or the put rights granted under the Amended and Restated Prior Agreements, or (4) the contemplated option exchange disclosed in Schedule 3.1(h); or

(iv)        merge or consolidate with another corporation or entity in which the holders of the Company’s voting equity securities immediately prior to the transaction own, directly or indirectly, fifty percent (50%) or less of the voting securities of the surviving corporation unless (A) the consideration for the merger or consolidation is in the form of a cash offer or marketable securities that are registered, saleable and listed on the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange and (B) the purchase price per share is equal to or greater than three hundred and seventy-five percent (375%) of the Per Unit Price.

4.3           Participation Rights. Each Investor shall have the right to participate in a Subsequent Financing provided that such Investor does not meet the Threshold Amount, as follows:

30

(a)          At least ten (10) Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask such Investor if it wants to review the details of such Subsequent Financing. Upon the request of an Investor who is eligible to participate in such Subsequent Financing, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver each Investor a notice which shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment (a “Subsequent Financing Notice”). Each Investor shall have the right to participate in such Subsequent Financing, on the same terms, conditions and price provided for in the Subsequent Financing, up to an amount equal to the full amount of such Subsequent Financing multiplied by the Subsequent Financing Share.

(b)          Any Investor desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after such Investor has received the Pre-Notice that such Investor is willing to participate in the Subsequent Financing, the amount of such Investor’s participation, and representing and warranting that such Investor has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company does not receive such notice from an Investor as of such fifth (5th) Trading Day, such Investor shall be deemed to have notified the Company that it does not elect to participate.

(c)          The Company must provide the Investors with a second Subsequent Financing Notice, and the Investors will again have the right of participation set forth above in this Section 4.3, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within ninety (90) Trading Days after the date of the initial Subsequent Financing Notice.

(d)          The Company and each Investor agree that if any Investor elects to participate in the Subsequent Financing, the transaction documents related to the Subsequent Financing shall not include any term or provision whereby such Investor shall be required to agree to any restrictions on trading as to any of the Securities purchased hereunder or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, this Agreement, without the prior written consent of such Investor. The participation right set forth in this Section 4.3 shall terminate with respect to any Investor who fails to purchase, in any transaction subject to this Section 4.3, all of such Investor’s Subsequent Financing Share of the New Securities allocated (or, if less than such Investor’s Subsequent Financing Share is offered by the Company, such lesser amount so offered) to such Investor pursuant to this Section 4.3. Following any such termination, such Investor shall no longer be deemed an “Investor” for any purpose of this Section 4.3.

4.4           Amendment of Prior Securities Purchase Agreements. So long as NEA has beneficial ownership of at least twenty five percent (25%) of the original number of Securities purchased pursuant to this Agreement (as adjusted for any dividend, stock split, reverse stock split, split-up or other distribution on shares of Common Stock), the Company and Certain Investors shall not enter into any amendment of the Amended and Restated Prior Agreements in a manner that would adversely affect NEA rights under this Agreement and the Transaction Documents without the prior written consent of NEA.

31

4.5          Furnishing of Information. Until the date that all Investors owning Shares, Warrants or Warrant Shares may sell all of them without volume restriction under Rule 144(b) of the Securities Act (or any successor provision) and without compliance with Rule 144(c) of the Securities Act (or any successor provision), the Company covenants to use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such period, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144 such information as is required for the Investors to sell the Shares and Warrant Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of this Section 4.5.

4.6          Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

4.7          Reservation of Securities.

(a)          The Company shall have and keep the number of shares of Common Stock authorized and reserved for issuance to an amount sufficient (the “Reserved Amount”) to satisfy the Company’s obligations to issue and deliver one hundred percent (100%) of the Securities issuable upon the exercise of the Warrants issued on the Closing Date (without regard to any restriction on such conversion or exercise), and such Reserved Amount shall be free from any preemptive rights. If for any reason the Company does not have the Reserved Amount to cover one hundred percent (100%) of the Securities issuable upon the exercise of the Warrants issued (a “Warrant Share Deficiency”), the Company shall promptly take all such necessary actions to have a sufficient Reserved Amount, including requisite stockholder approval to amend its certificate of incorporation to increase the number of authorized capital stock, and such action shall be in full force and effect under the laws of the State of Delaware no later than forty-five (45) days, or ninety (90) days if a stockholders’ meeting is required, following a Warrant Share Deficiency; provided, however, that in the event the Company’s action to keep available the Reserved Amount is delayed as a result of action from a Governmental Authority, including responding to comments from the SEC on (i) an information statement disclosing shareholder approval, or (ii) a proxy statement requesting shareholder approval, the Company shall use its best efforts to promptly address any such Governmental Authority action, and the time taken to address such Government Authority action shall be tolled against the timeframe discussed in this clause (a), provided that in no event shall such timeframe be tolled by more than forty-five (45) additional days (i.e., the maximum time period to cure the Warrant Share Deficiency shall be one hundred thirty-five (135) days, after which time the liquidated damages set forth in Section 4.7(d) shall apply). The Company acknowledges and agrees that a failure to comply with its obligations under this clause (a) within the timeframe specified above will constitute a Warrant Share Deficiency and cash payments will be payable to the Investors in accordance with the provisions of Section 4.7(d) below. For the avoidance of doubt, the Company’s failure to comply with its obligations under Section 4.7(a) above within the time period specified therein shall constitute a “Warrant Share Deficiency.”

32

(b)           While any Warrants are outstanding, the Company shall not reduce the Reserved Amount without obtaining the prior written consent of each Investor then holding Warrants.

(c)          Each of the Investors hereby covenants and agrees that, in connection with any Warrant Share Deficiency, each such Investor shall promptly provide all such necessary consents to the Company to permit the Company to fulfill its obligations under Sections 4.7(a), including without limitation, delivery of a Stockholder Consent or participation at a special meeting of stockholders (in person or by proxy) and voting Shares then held by such Investors, in either case in favor of any amendment to the Company’s certificate of incorporation to increase the authorized number of shares of Common Stock.

(d)          If (i) the Company does not comply with its obligations under Section 4.7(a) above within the timeframe specified therein, the Company shall make a cash payment to each Investor in an amount equal to ten percent (10%) of the product of (i) the Exercise Price of such Investor’s Warrants and (ii) the aggregate number of Warrant Shares then issuable to each such Investor for each thirty (30) day period in which the Warrant Share Deficiency exists, such payment to be pro-rated for any portion of any such thirty (30) day period. Each such payment required to be made under this Section 4.7(d) shall be made within five (5) Business Days following the last day of each calendar month in which a Warrant Share Deficiency exists.

4.8           Use of Proceeds. The Company shall use the proceeds from the sale of the Units, after paying expenses of the transactions contemplated hereunder, for research and development, working capital and general corporate purposes; provided, that the Company shall not use any of such proceeds (i) to pay any dividend or make any distribution on any of its securities, or (ii) to repay any loan made to or incurred by any Key Employee or any other officer or director or Affiliate of the Company.

4.9           Use of Investor Name. Except as may be required by applicable law and/or this Agreement, the Company shall not use, directly or indirectly, any Investor’s name or the name of any of its Affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of any Investor for the specific use contemplated or as otherwise required by applicable law or regulation.

33

4.10        Company’s Instructions to Transfer Agent. The Company shall cause its transfer agent to remove the restrictive legend set forth in Section 2.1(f) from certificates evidencing the Shares and Warrant Shares (i) in connection with any sale of such Shares or Warrant Shares pursuant to a registration statement (including a Registration Statement) covering the resale of such security that is effective under the Securities Act, (ii) in connection with any sale of such Shares or Warrant Shares pursuant to Rule 144, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC), as set forth below. In addition, the Company shall use its best efforts to cause its transfer agent to remove the restrictive legend set forth in Section 2.1(f) from certificates evidencing the Shares and Warrant Shares (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (2) if such Shares and Warrant Shares are eligible for sale under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares and Warrant Shares and without volume or manner-of-sale restrictions. If all or any part of a Warrant is exercised in connection with an immediate resale of the exercised Warrant Shares pursuant to an effective registration statement, or in connection with an immediate resale of the exercised Warrant Shares pursuant to Rule 144, the Company shall cause its transfer agent to remove the restrictive legend from certificates issued representing the exercised Warrant Shares, as set forth below.

(a)          The Company shall issue an instruction letter to its transfer agent to remove the restrictive legend in connection with any sale of the Shares or Warrant Shares pursuant to a registration statement, and shall cause its counsel, if required by the transfer agent, to issue a legal opinion authorizing the removal of restrictive legend in connection with a sale of the Shares or Warrant Shares pursuant Rule 144, provided that the relevant Investor shall have delivered to the Company, its counsel and its transfer agent a certification of such facts as the Company and its counsel may reasonably require in connection with providing such instruction letter or legal opinion.

(b)          The Company shall instruct its transfer agent to remove the restrictive legend as permitted by this Section 4.10 promptly after delivery by the Investor to the Company or its transfer agent of the certificate representing the Shares or Warrant Shares being sold by the Investor.

(c)          The Company may not make any notation on its records or give instructions to its transfer agent that enlarge the restrictions on transfer set forth in this Section 4.10.

(d)          Certificates for Shares or Warrant Shares subject to legend removal hereunder shall be transmitted by the Company’s transfer agent to the purchaser of such Shares or Warrant Shares by crediting the account of such purchaser’s prime broker with the Depository Trust Company System, if so directed by the selling Investor.

4.11        Limitations on Disposition. No Investor shall sell, transfer, assign or dispose of any Securities, unless:

(a)          there is then in effect an effective registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

34

(b)          such Investor has notified the Company in writing of any such disposition, and furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act; provided, however, that no such opinion of counsel will be required (A) if the sale, transfer or assignment complies with federal and state securities laws and is made to a fund or other institutional investor that is an Affiliate of such Investor and which is also an “accredited investor” as that term is defined in Rule 501 of Regulation D; provided, that such Affiliate provides the Company with customary accredited investor and investment representations (comparable with those set forth in Section 2.1 hereof), and agrees to be bound by the terms and conditions of this Agreement, (B) if the sale, transfer or assignment is made pursuant to Rule 144 and such Investor has complied with the obligations set forth in Section 4.10(a) above or (C) in connection with a bona fide pledge or hypothecation of any Securities under a margin arrangement with a broker-dealer or other financial institution or the sale of any such Securities by such broker-dealer or other financial institution following such Investor’s default under such margin arrangement.

4.12         Disclosure of Non-public Information. The Company agrees that it will not at any time following the Execution Date disclose material non-public information to any Investor without first obtaining such Investor’s written consent to such disclosure.

4.13         OTCBB Quotation. Provided the Company is eligible for trading or listing, as the case may be, the Company (i) has, or promptly following the Closing shall, use its best efforts to include all of the Warrant Shares issuable upon exercise of the Warrants (without regard to any limitation on such exercise) for trading on the OTCBB, and (ii) shall use its best efforts to maintain the trading of the Common Stock on the OTCBB or any successor interdealer trading system for a minimum of five (5) years following the Closing Date. For avoidance of doubt, this Section is in addition to the Company’s obligation to obtain an upgraded listing per Section 4.17 below.

4.14         Indemnification of Investors. The Company will indemnify and hold each Investor and its directors, managers, officers, shareholders, members, partners, employees and agents (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against an Investor, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Investor, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Investor’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Investor may have with any such stockholder or any violations by such Investor of state or federal securities laws or any conduct by such Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time following such Investor Party’s written request that it do so, to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party. The Company will not be liable to any Investor Party under this Agreement (i) for any settlement by an Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to such Investor Party’s wrongful actions or omissions, or gross negligence or to such Investor Party’s breach of any of the representations, warranties, covenants or agreements made by such Investor in this Agreement or in the other Transaction Documents.

35

4.15         Indemnification of the Company. Each Investor, severally and not jointly and only to the extent of such Investor’s Purchase Price, will indemnify and hold the Company and its directors, manager, officers, shareholders, employees and agents (each, a “Company Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Company Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by or on behalf of such Investor in this Agreement or in the other Transaction Documents or (b) any violations by such Investor of state or federal securities laws or any conduct by such Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance. If any action shall be brought against any Company Party in respect of which indemnity may be sought pursuant to this Agreement, such Company Party shall promptly notify the Investor in writing, and the Investor shall have the right to assume the defense thereof with counsel of its own choosing. Any Company Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Company Party except to the extent that (i) the employment thereof has been specifically authorized by such Investor in writing, (ii) the Investor has failed after a reasonable period of time following such Company Party’s written request that it do so, to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of such Investor and the position of such Company Party. Such Investor will not be liable to any Company Party under this Agreement for any settlement by a Company Party effected without such Investor’s prior written consent, which shall not be unreasonably withheld or delayed.

4.16         Securities Laws Disclosure; Publicity. Following the Form 8-K Filing, the Company shall timely file any filings and notices required by the SEC or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Investors promptly after filing.

4.17         Upgraded Listing. Promptly following the Closing, the Company shall use commercially reasonable efforts to take all reasonable action necessary to, within eighteen (18) months from the date of Closing, attain designation and quotation, or listing, of the Common Stock and Warrant Shares on an Exchange in accordance with the requirements of the 2015 Amended and Restated Registration Rights Agreement.

4.18         Transfer Agent. The Company agrees that it shall not engage or use Computershare, Inc., or any of its affiliates, as the transfer agent for the Company.

36

ARTICLE V
CONDITIONS

5.1          Conditions Precedent to the Obligations of the Investors. Each Investor’s obligations to effect the Closing, including without limitation its obligation to purchase Shares and Warrants at the Closing, are conditioned upon the fulfillment (or waiver by such Investor in its sole and absolute discretion) of each of the following events as of the Closing Date, and the Company shall use commercially reasonable efforts to cause each of such conditions to be satisfied:

(a)          Representations and Warranties. The representations and warranties of the Company contained herein and in the other Transaction Documents shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date, other than with respect to representations and warranties of the Company which are qualified by materiality or by Material Adverse Effect, which shall be true and correct in all respects.

(b)          Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the other Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing, other than with respect to covenants, agreements and conditions of the Company which are qualified by materiality or by Material Adverse Effect, which shall be complied with in all respects.

(c)          Officer’s Certificate. The Company shall have delivered to such Investor a certificate, signed by the Chief Executive Officer and Vice President, Finance, certifying that the conditions specified in Section 5.1(a), 5.1(b), 5.1(i), 5.1(j), 5.1(k) and 5.1(l) have been fulfilled as of the Closing, it being understood that such Investor may rely on such certificate as though it were a representation and warranty of the Company made herein.

(d)          Opinion of Counsel. The Company shall have delivered to such Investor a legal opinion of Company Counsel, in the form of Exhibit E, executed by such counsel and delivered to the Investors.

(e)          Warrants. The Company shall have delivered to such Investor (i) one or more certificates representing Warrants, issued in the name of such Investor, pursuant to which such Investor shall have the right to acquire such number of Warrant Shares to which such Investor is entitled based on the number of Units to be purchased by such Investor as set forth on the Schedule of Purchasers as attached hereto as Exhibit A, and (ii) a copy of the Transfer Agent Instructions, providing for the issuance of Shares to which such Investor is entitled based on the number of Units to be purchased by such Investor as set forth on the Schedule of Purchasers as attached hereto as Exhibit A.

(f)          Registration Rights Agreement. The Company shall have delivered to such Investor the 2015 Amended and Restated Registration Rights Agreement, executed by the Company.

37

(g)          Secretary’s Certificate. The Company shall have delivered to such Investor a certificate of the Secretary of the Company, dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, (b) certifying the current versions of the certificate of incorporation, as amended and by-laws of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company.

(h)          Employee Standstill Agreements. the Company shall have obtained the written agreement of the Chief Executive Officer and President of the Company to refrain from selling shares of Common Stock for the period specified in, and in accordance with, Section 4.1(k) hereof.

(i)          No MAE. There shall have occurred no Material Adverse Effect on the Company’s consolidated business or financial condition since the date of the Company’s most recent financial statements contained in the Disclosure Materials.

(j)          Continued Listing. The Common Stock shall be traded on the OTCBB or listed on the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, or the NYSE MKT.

(k)          Reservation of Shares. The Company shall have authorized and reserved for issuance the aggregate number of shares of Common Stock issuable upon exercise of all of the Warrants to be issued at the Closing (such number to be determined without regard to any restriction on such exercise).

(l)          No Injunctions. There shall be no injunction, restraining order or decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby and by the other Transaction Documents.

(m)         Waiver of Anti-takeover Measures. The Company shall have waived any applicable anti-takeover measures under Delaware law or the Company’s charter documents that may be triggered by the actions set forth in the Transaction Documents.

(n)          Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities at the Closing, all of which shall be and remain so long as necessary in full force and effect.

(o)          HSR Filings. The Company and the Investors shall have made filings, if any, required by the Hart-Scott-Rodino Anti-Trust Improvements Act, as amended

(p)          No Suspensions of Trading in Common Stock. Trading in the Common Stock shall not have been suspended by the SEC or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed or quoted for trading on a Trading Market.

38

(q)          Absence of Litigation. No action, suit or proceeding by or before any court or any governmental body or authority, against the Company or any Subsidiary or pertaining to the transactions contemplated by this Agreement or their consummation, shall have been instituted on or before the Closing Date, which action, suit or proceeding would, if determined adversely, reasonably be expected to have a Material Adverse Effect on the ability of the Company to consummate the transactions contemplated hereby.

(r)          Amendment of Prior Securities Purchase Agreements. The Company shall provide the Investors with copies of each of the fully executed Amended and Restated 2011 Purchase Agreement and the fully executed Amended and Restated 2013 Purchase Agreement in substantially the forms attached hereto as Exhibits G and H. Each of the Amended and Restated Prior Agreements shall provide that (i) the investors of the relevant Prior Securities Purchase Agreement have similar limitations on their respective put rights as set forth for the Investors in Section 1.2(b) and (ii) with respect to the 2011 Purchase Agreement only, the anti-dilution protections provided therein are terminated.

(s)          Amendment of Prior Warrants. The Company shall provide the Investors amendments to the Prior Warrants in substantially the forms attached hereto as Exhibits I and J providing that, following this transaction, the 2011 Investors and the 2013 Investors terminate any anti-dilution protection that such investors may have pursuant to the Prior Warrants.

(t)          Stockholder Consents. The Company shall provide the Investors a copy of a stockholder written consent in the form of Exhibit K hereto (the “Stockholder Consent”) executed by a majority of existing holders of Common Stock in favor of immediately increasing the Company’s authorized capital stock, and such Stockholder Consent shall be irrevocable and legally binding in accordance with the terms thereof.

5.2          Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Securities at the Closing to any Investor is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions with respect to the Investor:

(a)          Representations and Warranties. The representations and warranties of the Investor contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date, other than with respect to representations and warranties of the Investor which are qualified by materiality or by Material Adverse Effect, which shall be true and correct in all respects (provided, that any representation made “as of the date hereof” shall be deemed, for purposes of this section, to be made as of the Closing Date).

(b)          Performance. The Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investor at or prior to the Closing, other than with respect to covenants, agreements and conditions of the Investors which are qualified by materiality or by Material Adverse Effect, which shall be complied with in all respects.

39

(c)          Investors Deliverables. Such Investor shall have delivered:

(i)          an amount representing the number of Units to be purchased by such Investor multiplied by the Per Unit Price (the “Purchase Price”) for the Units as set forth on the Schedule of Purchasers as attached hereto as Exhibit A in United States dollars and in immediately available funds, by wire transfer to an account designated in writing to such Investor by the Company for such purpose, or, in the case of Joel Ackerman and Ronnie Morris, by conversion of their convertible promissory notes dated December 1, 2014 in the amounts set forth on the Schedule of Purchasers as attached hereto as Exhibit A;

(ii)         the Investor’s signature to the 2015 Amended and Restated Registration Rights Agreement; and

(iii)        an Accredited Investor Questionnaire in the form attached hereto as Exhibit D.

ARTICLE VI
MISCELLANEOUS

6.1           Termination. This Agreement may be terminated and the sale and purchase of the Shares and the Warrants abandoned at any time prior to the Closing by either the Company or any Investor (with respect to itself only) upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 P.M., New York City time, on the Outside Date; provided, however, that the right to terminate this Agreement under this Section 6.1 shall not be available to any party whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 6.1 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. In the event of a termination pursuant to this Section 6.1, the Company shall promptly notify all non-terminating Investor. Upon a termination in accordance with this Section 6.1, the Company and the terminating Investor(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Investor will have any liability to any other Investor under the Transaction Documents as a result therefrom.

6.2           Survival; Severability. The representations, warranties, covenants and indemnities made by the parties herein and in the other Transaction Documents shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

40

6.3           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign its rights under this Agreement to any Affiliate of such Investor (including but not limited to from NEA to New Enterprise Associates 15, L.P.); provided, (i) such transferor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (x) the name and address of such transferee or assignee and (y) the Registrable Securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Investors” and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto. Notwithstanding the foregoing, in the case of a partnership distribution by any Investor, the agreement described above may be evidenced by a unilateral instruction letter or similar notice provided by the Investor to each transferee referencing this Agreement and informing the transferee that, by accepting the distribution of the Securities, the transferee will be subject to the provisions and conditions specified in this Agreement if and to the extent that such Securities continue to be restricted securities in the hands of the transferee.

6.4           No Reliance. Each party acknowledges that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents, and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation or warranty of any other party in connection with entering into this Agreement, the other Transaction Documents, or such transactions (other than the representations and warranties made in this Agreement or the other Transaction Documents), (iii) it has not received from any party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by any party.

6.5           Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor hereunder are several and not joint with the obligations of the other Investors hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. The Company acknowledges and agrees that nothing contained herein or in any other agreement or document delivered at Closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or a “group” as described in Section 13(d) of the Exchange Act, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor has been represented by its own separate counsel in connection with the transactions contemplated hereby, shall be entitled to protect and enforce its rights, including without limitation rights arising out of this Agreement or the other Transaction Documents, individually, and shall not be required to be join any other Investor as an additional party in any proceeding for such purpose.

41

6.6           Injunctive Relief. The parties hereto acknowledge and agree that a breach by either of their obligations hereunder will cause irreparable harm the other party and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, the non-breaching party shall be entitled to an injunction restraining any breach and requiring immediate and specific performance of such obligations.

6.7           Investors’ Trading Activity. The Company acknowledges that, following the filing of the Current Report on Form 8-K described in paragraph 4.1 above, each Investor shall have the right to purchase or sell, long or short, Common Stock and instruments or contracts whose value is derived from the market value of the Common Stock, and that sales of or certain derivative transactions relating to the Common Stock may have a negative impact on the market price of the Common Stock.

6.8           No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each indemnified party is an intended third party beneficiary of Sections 4.14 and 4.15 and (in each case) may enforce the provisions of such Sections directly against the parties with obligations thereunder.

6.9           Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City and County of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby and hereby irrevocably waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In any action, suit or proceeding in any jurisdiction brought by any party against any other party, the parties each knowingly and intentionally, to the greatest extent permitted by applicable law, hereby absolutely, unconditionally, irrevocably and expressly waives forever trial by jury.

42

6.10         Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, provided that, upon Closing, the Company shall reimburse NEA for reasonable consulting, legal and other out of pocket expenses related to its investment and due diligence pursuant to this Agreement up to a maximum of fifty thousand dollars ($50,000).

6.11         Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth on the Schedule of Purchasers, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

6.12         Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by (i) the Company, (ii) NEA, so long as it holds at least twenty-five percent (25%) of the original Shares purchased under this Agreement, and (iii) the Investors holding a majority of the Shares and Warrant Shares into which all of the Warrants then outstanding are exercisable (without regard to any limitation on such exercise) or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any notice to the Company shall be delivered to Joel Ackerman, Chief Executive Officer, Champions Oncology, Inc., One University Plaza Suite 307, Hackensack, NJ 07601 Fax (201) 357-5216 and jackerman@championsoncology.com.

6.13         Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option owed to such Investor by the Company under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then, prior to the performance by the Company of the Company’s related obligation, such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

43

6.14         Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

6.15         Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.16         Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor hereunder or any Investor enforces or exercises its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.17         Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

6.18         Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile transmission. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

6.19         Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

44

6.20         Confidentiality. No party to this Agreement shall make any public announcement of the existence or content of any of the Transaction Documents without the prior written consent of each other party, except as required by law.

6.21         Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Investors such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

SIGNATURE PAGES TO FOLLOW

45

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CHAMPIONS ONCOLOGY, INC.

By:	/s/ Joel Ackerman
Joel Ackerman
Chief Executive Officer

Address for Notice:

One University Plaza
Suite 307
Hackensack, NJ 07601
Tel: (201) 808-8400
Fax: (201) 357-5216
Attn: Joel Ackerman

With a copy to:

Epstein, Becker & Green, P.C.
1227 25th Street NW
Washington, DC 20037
Tel: (202) 861-1840
Fax: (202) 861-3070
Attn: Christopher Locke, Esq.

[Company Signature Page to Securities Purchase Agreement]

[Investor Signature Page]

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of the date first set above (the “Purchase Agreement”) by and among Champions Oncology, Inc. and the Investors (as defined therein), as to the number of Securities (as defined therein) set forth on Exhibit A of the Purchase Agreement, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

FOR ENTITY INVESTORS:	FOR INDIVIDUAL INVESTORS:

	Signature:	/s/ Joel Ackerman
[Name of Entity]	Name: Joel Ackerman

By:
Name:
Title:

Number of Units Subscribed for:	2,710,526

Address:

Telephone No.:

Facsimile No.:

Email Address:

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

[Investor Signature Page to Securities Purchase Agreement]

[Investor Signature Page]

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of the date first set above (the “Purchase Agreement”) by and among Champions Oncology, Inc. and the Investors (as defined therein), as to the number of Securities (as defined therein) set forth on Exhibit A of the Purchase Agreement, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

FOR ENTITY INVESTORS:	FOR INDIVIDUAL INVESTORS:

	Signature:	/s/ Ronnie Morris
[Name of Entity]	Name: Ronnie Morris

By:
Name:
Title:

Number of Units Subscribed for:	2,710,526

Address:

Telephone No.:

Facsimile No.:

Email Address:

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

[Investor Signature Page to Securities Purchase Agreement]

[Investor Signature Page]

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of the date first set above (the “Purchase Agreement”) by and among Champions Oncology, Inc. and the Investors (as defined therein), as to the number of Securities (as defined therein) set forth on Exhibit A of the Purchase Agreement, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

FOR ENTITY INVESTORS:	FOR INDIVIDUAL INVESTORS:

	Signature:	/s/ Daniel Mendelson
[Name of Entity]	Name: Daniel Mendelson

By:
Name:
Title:

Number of Units Subscribed for:	750,000

Address:

Telephone No.:

Facsimile No.:

Email Address:

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

[Investor Signature Page to Securities Purchase Agreement]

[Investor Signature Page]

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of the date first set above (the “Purchase Agreement”) by and among Champions Oncology, Inc. and the Investors (as defined therein), as to the number of Securities (as defined therein) set forth on Exhibit A of the Purchase Agreement, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

FOR ENTITY INVESTORS:	FOR INDIVIDUAL INVESTORS:

	Signature:	/s/ Richard Molinsky
[Name of Entity]	Name: Richard Molinsky

By:
Name:
Title:

Number of Units Subscribed for:	62,500

Address:

Telephone No.:

Facsimile No.:

Email Address:

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

[Investor Signature Page to Securities Purchase Agreement]

[Investor Signature Page]

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of the date first set above (the “Purchase Agreement”) by and among Champions Oncology, Inc. and the Investors (as defined therein), as to the number of Securities (as defined therein) set forth on Exhibit A of the Purchase Agreement, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

FOR ENTITY INVESTORS:	FOR INDIVIDUAL INVESTORS:

	Signature:	/s/ Samuel Morse
[Name of Entity]	Name: Samuel Morse

By:
Name:
Title:

Number of Units Subscribed for:	187,500

Address:

Telephone No.:

Facsimile No.:

Email Address:

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

[Investor Signature Page to Securities Purchase Agreement]

[Investor Signature Page]

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of the date first set above (the “Purchase Agreement”) by and among Champions Oncology, Inc. and the Investors (as defined therein), as to the number of Securities (as defined therein) set forth on Exhibit A of the Purchase Agreement, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

FOR ENTITY INVESTORS:	FOR INDIVIDUAL INVESTORS:

New Enterprise Associates 14, L.P.	Signature: ___________________________
[Name of Entity]	Name: ______________________________

By:	/s/ Louis S. Citron
Name:	Louis S. Citron
Title:	Chief Legal Officer

Number of Units Subscribed for:	18,750,000

Address:

Telephone No.:

Facsimile No.:

Email Address:

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

[Investor Signature Page to Securities Purchase Agreement]

[Investor Signature Page]

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of the date first set above (the “Purchase Agreement”) by and among Champions Oncology, Inc. and the Investors (as defined therein), as to the number of Securities (as defined therein) set forth on Exhibit A of the Purchase Agreement, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

FOR ENTITY INVESTORS:	FOR INDIVIDUAL INVESTORS:

BATTERY VENTURES IX, L.P.	Signature: ___________________________
[Name of Entity]	Name: ______________________________

By:	Battery Partners IX, LLC, its general partner
	By:	/s/ Jesse Feldman
Name: Jesse Feldman
Title: Managing Member

Number of Units Subscribed for:	6,188,125

Address:

Telephone No.:

Facsimile No.:

Email Address:

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

[Investor Signature Page to Securities Purchase Agreement]

[Investor Signature Page]

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of the date first set above (the “Purchase Agreement”) by and among Champions Oncology, Inc. and the Investors (as defined therein), as to the number of Securities (as defined therein) set forth on Exhibit A of the Purchase Agreement, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

FOR ENTITY INVESTORS:	FOR INDIVIDUAL INVESTORS:

BATTERY INVESTMENT PARTNERS
IX, L.P.	Signature: ___________________________
[Name of Entity]	Name: ______________________________

By:	Battery Partners IX, LLC, its managing member
	By:	/s/ Jesse Feldman
Name: Jesse Feldman
Title: Managing Member

Number of Units Subscribed for:	61,875

Address:

Telephone No.:

Facsimile No.:

Email Address:

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

[Investor Signature Page to Securities Purchase Agreement]

[Investor Signature Page]

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of the date first set above (the “Purchase Agreement”) by and among Champions Oncology, Inc. and the Investors (as defined therein), as to the number of Securities (as defined therein) set forth on Exhibit A of the Purchase Agreement, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

FOR ENTITY INVESTORS:	FOR INDIVIDUAL INVESTORS:

Perceptive Life Sciences Master Fund, Ltd.	Signature: ___________________________
[Name of Entity]	Name: ______________________________

By:	/s/ James Mannix
Name:	James Mannix
Title:	COO

Number of Units Subscribed for:	2,143,750

Address:

Telephone No.:

Facsimile No.:

Email Address:

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

[Investor Signature Page to Securities Purchase Agreement]

[Investor Signature Page]

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of the date first set above (the “Purchase Agreement”) by and among Champions Oncology, Inc. and the Investors (as defined therein), as to the number of Securities (as defined therein) set forth on Exhibit A of the Purchase Agreement, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

FOR ENTITY INVESTORS:	FOR INDIVIDUAL INVESTORS:

Titan Perc, Ltd.	Signature: ___________________________
[Name of Entity]	Name: ______________________________

By:	/s/ Darren Ross
Name:	Darren Ross
Title:	Director

Number of Units Subscribed for:	356,250

Address:

Telephone No.:

Facsimile No.:

Email Address:

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

[Investor Signature Page to Securities Purchase Agreement]

[Investor Signature Page]

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of the date first set above (the “Purchase Agreement”) by and among Champions Oncology, Inc. and the Investors (as defined therein), as to the number of Securities (as defined therein) set forth on Exhibit A of the Purchase Agreement, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

FOR ENTITY INVESTORS:	FOR INDIVIDUAL INVESTORS:

Sabby Healthcare Master Fund, Ltd.	Signature: ___________________________
[Name of Entity]	Name: ______________________________

By:	/s/ Robert Grundstoin
Name:	Robert Grundstoin
Title:	COO of Investment Manager

Number of Units Subscribed for:	1,350,000

Address:

Telephone No.:

Facsimile No.:

Email Address:

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

[Investor Signature Page to Securities Purchase Agreement]

EXHIBITS

A	Schedule of Purchasers

B	Form of Warrant

C	2015 Amended and Restated Registration Rights Agreement

D	Accredited Investor Questionnaire

E	Opinion of Company Counsel

F	Transfer Agent Instructions

G	Amended and Restated 2011 Purchase Agreement

H	Amended and Restated 2013 Purchase Agreement

I	Amendment to 2011 Warrant

J	Amendment to 2013 Warrant

K	Stockholder Consents

EXHIBIT A

SCHEDULE OF PURCHASERS

Investor Name	Units Purchased	Common Shares Purchased	Warrant Shares Issued	Aggregate Purchase Price
New Enterprise Associates 14, L.P.	18,750,000	18,750,000	10,312,500	$7,500,000.00
Battery Ventures IX, L.P.	6,188,125	6,188,125	3,403,469	$2,475,250.00
Battery Investment Partners IX, LLC	61,875	61,875	34,031	$24,750.00
Perceptive Life Sciences Master Fund, Ltd.	2,143,750	2,143,750	1,179,063	$857,500.00
Titan Perc, Ltd.	356,250	356,250	195,937	$142,500.00
Sabby Healthcare Master Fund, Ltd.	1,350,000	1,350,000	742,500	$540,000.00
Ronnie Morris	2,710,526	2,710,526	1,490,789	$1,030,000.00
Joel Ackerman	2,710,526	2,710,526	1,490,789	$1,030,000.00
Daniel Mendelson	750,000	750,000	412,500	$300,000.00
Rich Molinsky	62,500	62,500	34,375	$25,000.00
Sam Morse	187,500	187,500	103,125	$75,000.00
TOTALS	35,271,052	35,271,052	19,399,078	$14,000,000.00

EXHIBIT B

FORM OF WARRANT

EXHIBIT C

2015 AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

EXHIBIT D

ACCREDITED INVESTOR QUESTIONNAIRE

EXHIBIT E

OPINION OF COMPANY COUNSEL

EXHIBIT F

TRANSFER AGENT INSTRUCTIONS

EXHIBIT G

AMENDED AND RESTATED 2011 PURCHASE AGREEMENT

EXHIBIT H

AMENDED AND RESTATED 2011 PURCHASE AGREEMENT

EXHIBIT I

AMENDMENT TO 2011 WARRANT

EXHIBIT J

AMENDMENT TO 2013 WARRANT

EXHIBIT K

STOCKHOLDER CONSENT

SCHEDULES

3.1(h)	Capitalization; Debt Schedule

3.1(k)	Compliance

3.1(o)	Registration Rights

3.1(p)	Fees

SCHEDULE 3.1(h)

CAPITALIZATION; DEBT

Conversion of Promissory Notes

Joel Ackerman and Ronnie Morris, both of whom are Investors to the Agreement, will be converting their promissory notes with the Company as consideration for the Units that they will each receive pursuant to the Agreement. The promissory notes convert into 2,710,526 Units for each of Mr. Ackerman and Dr. Morris.

Equity Incentives

Options to acquire 23,990,007 shares of Common Stock have been granted and are outstanding pursuant to the Company’s 2008 and 2010 Equity Incentive Plans (the “Equity Incentive Plans”).

Following the announcement of the Closing, the Company plans to offer certain employees the opportunity to exchange previously granted stock options.  The option exchange will allow such employees to exchange a number of previously granted stock options for new stock options at an exercise price equal to the market price of the Company’s Common Stock on the date of the new grant.  The number of shares of Common Stock underlying such new stock options will be calculated based on a value-for-value exchange using the Black-Scholes Model.

The Company’s employment agreements with each of Joel Ackerman and Ronnie Morris provide for annual salaries of $325,000.00 and $305,000.00, respectively, of which, for the period between November 2014 and November 2015, $216,000.00 and $196,000.00 was to be paid in cash to Mr. Ackerman and Dr. Morris, respectively, with the remainder of their annual salaries to be paid in the form of stock options. To conserve its cash flow, the Company and each of Mr. Ackerman and Dr. Morris plan to amend such employment agreements to provide that for such period, the annual salaries of Mr. Ackerman and Dr. Morris will be entirely paid in the form of stock options. The Company expects the amendments to these employment agreements and the grant of the stock options to take effect following the announcement of the Closing.

Anti-Dilution Rights of Investors to the Prior Securities Purchase Agreements

Warrants issued to the 2011 Investors and the 2013 Investors have anti-dilution protections, and the 2011 Investors have additional anti-dilution protections pursuant to the 2011 Purchase Agreement. Upon consummation of the sale of the Units contemplated by the Agreement and effectiveness of the amended and restated agreements attached as Exhibits G and H, the Company will issue 1,865,853 additional shares of Common Stock to the 2011 Investors, and the number of shares of Common Stock purchasable upon exercise of warrants held by the 2011 Investors and the 2013 Investors will be increased to an aggregate of 5,919,003, with the exercise price of such warrants being reduced to $0.40 per share.

The 2011 Investors and the 2013 Investors have put rights, similar to the Put Rights of the Investors, requiring the Company to repurchase shares of Common Stock under certain circumstances.

Preemptive Rights

Each investor to the 2011 Purchase Agreement and investors to the 2013 Purchase Agreement that did not meet the 2013 Threshold Amount were given the right to participate in the next Subsequent Financing following their investment pursuant to the 2011 Purchase Agreement and the 2013 Purchase Agreement, as the case may be, so long as such investor agreed to participate in such Subsequent Financing for such investor’s full pro rata amount. If an investor failed to participate on these terms, such investor’s preemptive right terminated with respect to a Subsequent Financing. There are no investors to the Prior Securities Purchase Agreements who are not an Investor to the Agreement that continue to have these preemptive rights.

Authorized Capital

The authorized capital stock of the Company consists of 125,000,000 shares of Common Stock, of which 70,125,836 shares are issued and 66,889,600 shares are outstanding immediately prior to the issuance of the Units to the Investors pursuant to the Agreement.

Upon consummation of the sale of the Units contemplated by the Agreement, the Company will not have enough authorized capital stock reserved for the issuance of the aggregate of the Warrant Shares, shares of Common Stock issued upon exercise of warrants held by 2011 Investors and 2013 Investors, and shares of Common Stock issued upon exercise of stock options granted pursuant to the Equity Incentive Plans. As a result, in order to have a sufficient Reserved Amount pursuant to Section 4.7(a) of the Agreement, certain members of the Board of Directors of the Company, Key Employees and certain 2011 Investors and 2013 Investors have agreed not to exercise a number of shares underlying stock options and warrants until the Company has enough authorized capital stock reserved for issuance in connection with all of the Company’s issued securities.

SCHEDULE 3.1(k)

COMPLIANCE

As discussed in more detail in Schedule 3.1(h), upon consummation of the sale of the Units contemplated by the Agreement, the Company will not have enough shares of Common Stock reserved for issuance to those certain members of the Board of Directors of the Company, Key Employees and investors to the Prior Securities Purchase Agreements that have agreed not to exercise a number of stock options and warrants to allow the Company to have a sufficient Reserved Amount pursuant to Section 4.7(a) of the Agreement.

The Company has obtained board and shareholder approval to increase its authorized shares of Common Stock to two hundred million (200,000,000). The Company plans to file an information statement with the SEC with respect to this shareholder approval. Upon effectiveness of the Company’s certificate of amendment to its certificate of incorporation increasing the number of authorized shares of Common Stock to two hundred million (200,000,000), the Company will not be in any violation of the stock options or warrants held by those certain members of the Board of Directors of the Company, Key Employees and investors to the Prior Securities Purchase Agreements that have agreed not to exercise a number of stock options and warrants to allow for the Company to have a sufficient Reserved Amount pursuant to Section 4.7(a) of the Agreement.

SCHEDULE 3.1(o)

REGISTRATION RIGHTS

The parties to the Amended and Restated Registration Rights Agreement, dated January 28, 2013, have certain demand registration rights with respect to shares of Common Stock and shares of Common Stock issuable upon exercise of warrants held by such parties, including certain piggyback registration rights. This agreement will be amended and restated in its entirety upon the effectiveness of the Amended and Restated Registration Rights Agreement in the form attached to the Agreement as Exhibit C.

SCHEDULE 3.1(p)

FEES

In connection with their services, the Company has agreed to pay the Agent seven percent (7%) of the Purchase Price paid by Investors, other than Battery or Investors who are Key Employees. In addition, the Company has agreed to reimburse the Agent for reasonable consulting, legal and other out of pocket expenses related to its investment and due diligence pursuant to the Agreement up to a maximum of fifty thousand dollars ($50,000.00).